Financial instruments	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Financial instruments	Financial instruments:
(a)Fair value:
The Corporation’s financial instruments consist of cash and cash equivalents, short-term investments, trade and other receivables, investments, and trade and other payables. The fair values of cash and cash equivalents, trade and other receivables, and trade and other payables approximate their carrying values because of the short-term nature of these instruments.
Short-term investments comprise term deposits with terms of greater than 90 days and an investment in a Danish public company held by Ballard Power Systems Europe ("BPSE"). BPSE previously held an investment of approximately $5,000 in a Danish private company, Green Hydrogen Systems A/S which recently issued an initial public offering on the Danish stock exchange in June 2021. On June 17, 2021, BPSE received 259,551 shares in the new publicly-owned investment company (after relinquishing its shares in the previous privately-held company) initially valued at $1,681,000, resulting in investment income of $1,676,000. While held, the fair value of this investment is re-assessed each quarter as per IFRS 9 Financial Instruments, with any gain (loss) recognized through finance income (loss) and other. As at December 31, 2021, there was a decrease in the fair value of the investment of $254,000 resulting in net investment income of $1,422,000 for the twelve months ended December 31, 2021. During the three months ended December 31, 2021, the Corporation sold 69,000 Green Hydrogen shares for net proceeds of $336,000 .
Long-term investments comprise newly-created hydrogen infrastructure and growth equity funds: HyCap Fund and Clean H2 Fund, and an investment in Forsee Power, as well as equity-accounted investments. Changes in fair value and foreign exchange adjustments are recognized as gains or losses in the consolidated statement of loss and comprehensive income (loss) and included in finance income (loss) and other (note 14). All gains or losses are unrealized. During the year ended December 31, 2021, the Corporation recognized mark to market and foreign exchange losses of $10,474,000 in its investment in Forsee Power and nominal foreign exchange gains in HyCap Fund and Clean H2 Fund.

Increase (decrease) in fair value due to MTM and foreign exchange	December 31, 2021	December 31, 2020
Short-term investment - Green Hydrogen	$1,422	$—
Long-term investment - Forsee Power	(10,474)	—
Long-term investment - HyCap Fund	26	—
Long-term investment - Clean H2 Fund	2	—
Decrease in fair value of investments	$(9,024)	$—

Fair value measurements recognized in the statement of financial position must be categorized in accordance with the following levels:
(i)    Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities;
(ii)    Level 2: Inputs other than quoted prices included in Level 1 that are observable for the asset or liability,     either directly (i.e. as prices) or indirectly (i.e. derived from prices);
(iii)    Level 3: Inputs for the asset or liability that are not based on observable market data (unobservable inputs).
31.    Financial instruments (cont'd):
(b)    Financial risk management:
The Corporation primarily has exposure to foreign currency exchange rate risk, commodity risk, interest rate risk, and credit risk.
Foreign currency exchange rate risk
Foreign currency exchange rate risk is the risk that the fair value of deferred cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Corporation is exposed to currency risks primarily due to its holdings of Canadian dollar denominated cash equivalents and its Canadian dollar denominated purchases and accounts payable. Substantially all receivables are denominated in U.S. dollars.
Periodically, the Corporation uses foreign exchange currency contracts to manage exposure to currency rate fluctuations. These contracts are recorded at their fair value as either assets or liabilities on the statement of financial position. Any changes in fair value are either (i) recorded in the statement of comprehensive income if formally designated and qualified under hedge accounting criteria; or (ii) recorded in the statement of loss and comprehensive income (loss) if either not designated, or not qualified, under hedge accounting criteria.The outstanding foreign exchange currency contracts are not qualified under hedge accounting.
The Corporation limits its exposure to foreign currency risk by holding Canadian denominated cash and cash equivalents in amounts up to 100% of forecasted twelve month Canadian dollar net expenditures and up to 50% of the following twelve months of forecasted Canadian dollar net expenditures, thereby creating an economic hedge. Periodically, the Corporation also enters into forward foreign exchange contracts to further limit its exposure. At December 31, 2021, the Corporation held Canadian dollar denominated cash and cash equivalents of CDN $73,524,000 and outstanding forward foreign exchange contracts to buy a total of CDN $26,500,000 in 2021 at an average rate of CDN $1.26 to US $1.00.
The following exchange rates applied during the year ended December 31, 2021:

	$US to $1.00 CDN	$CDN to $1.00 US
January 1, 2021 Opening rate	$0.785	$1.274
December 31, 2021 Closing rate	$0.787	$1.271
Fiscal 2021 Average rate	$0.798	$1.254

Based on cash and cash equivalents and forward foreign exchange contracts held at December 31, 2021, a 10% increase in the Canadian dollar against the U.S. dollar, with all other variables held constant, would result in an increase in foreign exchange gains of approximately $7,871,000 recorded against net income.
If the Canadian dollar weakened 10% against the US dollar, there would be an equal, and opposite impact, on net income. This sensitivity analysis includes foreign currency denominated monetary items, and adjusts their translation at year-end, for a 10% change in foreign currency rates.
Commodity risk
Commodity risk is the risk of financial loss due to fluctuations in commodity prices, in particular, for the price of platinum and palladium, which are key components of the Corporation’s fuel cell products. Platinum and palladium are scarce natural resources and therefore the Corporation is dependent upon a sufficient supply of these commodities. To manage its exposure to commodity price fluctuations, the Corporation may include platinum and or palladium pricing adjustments directly into certain significant customer contracts.
31.    Financial instruments (cont'd):
(b)    Financial risk management (cont'd):
Interest rate risk
Interest rate risk is the risk that the fair value of deferred cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Corporation is exposed to interest rate risk arising primarily from fluctuations in interest rates on its cash and cash equivalents. The Corporation limits its exposure to interest rate risk by continually monitoring and adjusting portfolio duration to align to forecasted cash requirements and anticipated changes in interest rates.
Based on cash and cash equivalents at December 31, 2021, a 1.0% decline in interest rates, with all other variables held constant, would result in a decrease in investment income of $11,239,000. If interest rates had been 1.0% higher, there would be an equal and opposite impact on net income.
Credit risk
Credit risk is the risk of financial loss to the Corporation if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Corporation’s receivables from customers.
IFRS 9 Financial Instruments requires impairment losses to be recognized based on “expected losses” that will occur in the future, incorporating forward looking information relating to defaults and applies a single ECL impairment model that applies to all financial assets within scope. ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the Corporation in accordance with the contract and the cash flows that the Corporation expects to receive). Under IFRS 9, at each reporting date the Corporation is required to assess whether financial assets carried at amortized cost are credit-impaired.
Impairment loss on financial assets and contract assets recognized in profit and loss of $54,000 (2020 - $310,000) were comprised of realized impairment loss recognized during the year of $54,000 (2020 - $60,000) and an impairment loss allowance of $nil (2020 - $250,000).
The Corporation's exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the factors that may influence the credit risk of its customer base, including the default risk associated with the industry and country in which customers operate. Details of concentration of revenue are included in note 23 and note 30.
The Corporation limits its exposure to credit risk from trade receivables and contract assets by contracting prepayments (from 50% to 100%) from certain customers.
The Corporation determines probability of default based on the following common credit risk characteristics: geographic region, age of customer relationship, and duration of remaining contract. The Corporation calculates probability of default using a forecasted default rate over the next twelve months for the automotive and manufacturing industries, ranging from 0.8% to 1.2%. The Corporation has assessed the probability of default to the higher end of the default range of 1.2% as a result of the COVID-19 pandemic. The loss given default is assumed to be 100% due to the Corporation's position as an unsecured creditor.
The movement in the allowance for impairment in respect of trade receivables and contract assets during the year was as follows.

Impairment loss allowance	December 31, 2021	December 31, 2020
Beginning balance	$500	$250
Net measurement of loss allowance	—	250
Ending balance	$500	$500